                                                                EXHIBIT h(26)(h)


                                 AMENDMENT NO. 7

                             PARTICIPATION AGREEMENT

         The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, and September 1, 2002 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

         Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A

     FUNDS AVAILABLE UNDER THE              SEPARATE ACCOUNTS                   CONTRACTS FUNDED BY THE SEPARATE
          POLICIES                        UTILIZING THE FUNDS                                ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------
          SERIES I SHARES
AIM V.I. Capital Appreciation Fund      Sun Life of Canada (U.S.)       -     FUTURITY VARIABLE AND FIXED ANNUITY
AIM V.I. Growth Fund                    Variable Account F                    CONTRACT
(1)AIM V.I. Growth and Income Fund                                      -     FUTURITY II VARIABLE AND FIXED ANNUITY
(1)AIM V.I. International Equity Fund                                         CONTRACT
                                                                        -     FUTURITY III VARIABLE AND FIXED ANNUITY
                                                                              CONTRACT
                                                                        -     FUTURITY FOCUS VARIABLE AND FIXED ANNUITY
                                                                              CONTRACT
                                                                        -     FUTURITY FOCUS II VARIABLE AND FIXED
                                                                              ANNUITY CONTRACT
                                                                        -     FUTURITY ACCOLADE VARIABLE AND FIXED
                                                                              ANNUITY CONTRACT
                                                                        -     FUTURITY SELECT FOUR VARIABLE AND FIXED
                                                                              ANNUITY CONTRACT
-------------------------------------------------------------------------------------------------------------------------
          SERIES I SHARES
AIM V.I. Capital Appreciation Fund      Sun Life of Canada U.S.         -     FUTURITY VARIABLE UNIVERSAL LIFE\
AIM V.I. Growth Fund                    Variable Account I                    INSURANCE POLICIES
(1)AIM V.I. Growth and Income Fund                                      -     FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL
(1)AIM V.I. International Equity Fund                                         LIFE INSURANCE POLICIES
                                                                        -     FUTURITY SURVIVORSHIP II VARIABLE
                                                                              UNIVERSAL LIFE INSURANCE POLICIES
                                                                        -     FUTURITY PROTECTOR VARIABLE UNIVERSAL
                                                                              LIFE INSURANCE POLICIES
                                                                        -     FUTURITY ACCUMULATOR VARIABLE UNIVERSAL
                                                                              LIFE INSURANCE POLICIES
-------------------------------------------------------------------------------------------------------------------------
          SERIES I SHARES
AIM V.I. Capital Appreciation Fund      Sun Life of Canada (U.S.)       -     SUN LIFE CORPORATE VARIABLE UNIVERSAL
(1)AIM V.I. Value Fund                  Variable Account G                    LIFE INSURANCE POLICIES
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
          SERIES I SHARES
AIM V.I. Capital Appreciation Fund      Sun Life of Canada (U.S.)       -     FUTURITY CORPORATE VARIABLE UNIVERSAL
AIM V.I. Growth Fund                    Variable Account G                    LIFE INSURANCE POLICIES
(1)AIM V.I. Growth and Income Fund
(1)AIM V.I. International Equity Fund
(1)AIM V.I. Value Fund
-------------------------------------------------------------------------------------------------------------------------
          SERIES I SHARES
(1)AIM V.I. Value Fund                  Sun Life of Canada (U.S.)       -     FUTURITY II VARIABLE AND FIXED ANNUITY
                                        Variable Account F                    CONTRACT
                                                                        -     FUTURITY III VARIABLE AND FIXED ANNUITY
                                                                              CONTRACT
                                                                        -     FUTURITY FOCUS II VARIABLE AND FIXED
                                                                              ANNUITY CONTRACT
                                                                        -     FUTURITY ACCOLADE VARIABLE AND FIXED
                                                                              ANNUITY CONTRACT
                                                                        -     FUTURITY SELECT FOUR VARIABLE AND FIXED
                                                                              ANNUITY CONTRACT
-------------------------------------------------------------------------------------------------------------------------
          SERIES I SHARES
(1)AIM V.I. Value Fund                  Sun Life of Canada (U.S.)       -     FUTURITY SURVIVORSHIP II VARIABLE
                                        Variable Account I                    UNIVERSAL LIFE INSURANCE POLICIES
                                                                        -     FUTURITY PROTECTOR VARIABLE UNIVERSAL
                                                                              LIFE INSURANCE POLICIES
                                                                        -     FUTURITY ACCUMULATOR VARIABLE UNIVERSAL
                                                                              LIFE INSURANCE POLICIES
-------------------------------------------------------------------------------------------------------------------------
          SERIES II SHARES
AIM V.I. Capital Appreciation Fund      Sun Life of Canada (U.S.)       -     FUTURITY SELECT FOUR PLUS
AIM V.I. Growth Fund                    Variable Account F
(1)AIM V.I. Growth and Income Fund
(1)AIM V.I. International Equity Fund
(1)AIM V.I. Value Fund
-------------------------------------------------------------------------------------------------------------------------
             SERIES II SHARES
AIM V.I. Capital Appreciation Fund         Sun Life of Canada (U.S.)    -        ALL-STAR
(1)AIM V.I. International Equity Fund      Variable Account F
(1)AIM V.I. Value Fund
-------------------------------------------------------------------------------------------------------------------------

(1) On May 1, 2002, the following fund name changes will become effective:

-    AIM V.I. Value Fund will become the AIM V.I. Premier Equity Fund

-    AIM V.I. Growth and Income Fund will become the AIM V.I. Core Equity Fund

- AIM V.I. International Equity Fund will become the AIM V.I. International Equity Fund

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  April 1, 2002

                                              AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Nancy L. Martin                   By: /s/ Carol F. Relihan
        ---------------------------               ------------------------------
Name:   Nancy L. Martin                       Name:  Carol F. Relihan
Title:  Assistant Secretary                   Title: Senior Vice President

                                              A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin                   By: /s/ Michael J. Cemo
        ---------------------------               ------------------------------
Name:   Nancy L. Martin                       Name:  Michael J. Cemo
Title:  Assistant Secretary                   Title: President

                                              SUN LIFE ASSURANCE COMPANY OF
                                              CANADA (U.S.)

Attest: /s/ Maura Murphy                      By: /s/ Edward M. Shea
        ---------------------------               ------------------------------
Name:    Maura Murphy                         Name:  Edward M. Shea
Title:   Senior Counsel                       Title: For the President

                                              By: /s/ Ellen B. King
                                                  ------------------------------
                                              Name:  Ellen B. King
                                              Title: Secretary

                                              CLARENDON INSURANCE AGENCY, INC.

Attest: /s/ Maura Murphy                      By: /s/ Illegible
        ---------------------------               ------------------------------
Name:  Maura Murphy                           Name:  Illegible
Title: Senior Counsel                         Title: Illegible

                                              By: /s/ George E. Maden
                                                  ------------------------------
                                              Name:  George E. Maden
                                              Title: Secretary and Clerk